UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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GCP APPLIED TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was distributed to employees of GCP Applied Technologies Inc. on February 27, 2019.

Dear Colleagues,

This morning we announced that our Board of Directors and management team are evaluating and exploring strategic alternatives for delivering value to our shareholders.

Since GCP became an independent public company in 2016, we have taken a number of actions to strengthen and focus the company as a leader in the global construction market. GCP has developed a best-in-class SBM business, strengthened our SCC business, made significant investments in our disruptive VERIFI® technology, reduced our debt, divested our Darex packaging business, and successfully integrated six bolt-on acquisitions.

Due to the shifting competitive and M&A landscapes, as well as the opportunities and challenges GCP is currently facing, we will evaluate opportunities which may include the sale of GCP, a strategic business combination, the continued execution of our business plan, as well as potential enhancements to the business, or some combination of these. If there is any change in our strategy as a result of this review, we expect that the outcome will be in the best interests of the company and its shareholders.

We also announced a program many of you have worked on known internally as Project Apollo. This program is focused on improving GCP’s global supply chain strategy, processes and execution, including our manufacturing, purchasing, logistics, and warehousing operations. The program also addresses our service delivery model primarily in North America to streamline our pursuit of combined admixture and VERIFI® opportunities.

We have received a notice from Starboard Value, a GCP shareholder, stating its intention to nominate director candidates to stand for election at our 2019 Annual Meeting of Shareholders. This is increasingly common for public-companies. Shareholders often submit nominations for directors to serve on public company boards. We will consider Starboard’s candidates along with candidates identified through our Board’s process and from other shareholders as part of the Board’s continuing refreshment process.

In these situations, it is not uncommon for rumors and speculation to circulate. For this reason, it is important that we continue to speak with one voice. Should you receive any inquiries from outside parties, please do not respond and forward them to Joseph DeCristofaro at Joseph.DeCristofaro@gcpat.com.

On behalf of the Board and management team, I’d like to thank you for your dedication to GCP. It remains business as usual at GCP and our most important priority is to remain focused on delivering the excellent products and services our customers have come to expect.

Regards,

Greg Poling

Chief Executive Officer

There can be no assurance that this process will result in GCP completing any specific action or transaction. We do not expect to provide any further updates regarding these matters unless and until the Board has approved a specific course of action or otherwise determined that further disclosure is necessary or appropriate.

Additional Information

GCP intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). GCP SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS

THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by GCP with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

GCP, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from GCP’s stockholders in connection with the matters to be considered at the 2019 Annual Meeting. Information regarding the ownership of GCP’s directors and executive officers in GCP stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in GCP’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This release contains “forward-looking statements,” that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements about the review of strategic alternatives and statements about the expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, GCP is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; and the handling of hazardous materials and the costs of compliance with environmental regulation. These and other factors are identified and described in more detail in filings made by GCP with the Securities and Exchange Commission, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on GCP’s forward-looking statements, which speak only as the date thereof. GCP is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.